UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27569	65-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Membership Interest Purchase Agreement

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on October 16, 2023, on October 13, 2023, AppTech Payments Corp., a Delaware corporation (the “Company”), Alliance Partners, LLC, a Nevada limited liability company (“Alliance Partners” or “FinZeo”), and Chris Leyva (the “Seller,” and collectively, the “Parties”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”).

On December 28, 2023, the Parties entered into an Amendment to the Membership Interest Purchase Agreement (the “First Amendment”). The First Amendment amends the Purchase Agreement to change Section 2.2 and the terms under which the Cash Purchase Price shall be paid. Under the First Amendment, the Cash Purchase Price shall be paid, without setoff or deduction, by wire transfer or immediately available United States funds: On the Closing Date, $500,000 paid on 10/27/2023; on or before January 31, 2024, $375,000; on or before February 29, 2024, $375,000; on or before April 30, 2024, $375,000.

The foregoing description of the First Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Amendment No 2 to the Membership Interest Purchase Agreement

On January 31, 2024, the Parties entered into an Amendment to the Membership Interest Purchase Agreement (the “Second Amendment”). The Second Amendment amends the Purchase Agreement to change Section 2.2 and the terms under which the Cash Purchase Price shall be paid on or before January 31, 2024, to $75,000; on or before February 29, 2024, to $300,000; and to include on or before May 31, 2024, $375,000.

The foregoing description of the Second Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached to this report as Exhibit 2.2 and is incorporated herein by reference.

Amendment No 3 to the Membership Interest Purchase Agreement

On March 1, 2024, the Parties entered into an Amendment to the Membership Interest Purchase Agreement (the “Third Amendment”). The Third Amendment amends the Purchase Agreement to change Section 2.2 and the terms under which the Cash Purchase Price shall be paid. Under the Third Amendment, the Cash Purchase Price on January 31, 2024, 75,000, was paid; and the Cash Purchase shall be paid, without setoff or deduction, by wire transfer or immediately available United States funds: On or before March 8, 2024, $75,000; on or before April 5, 2024, $75,000; on or before April 30, 2024, $150,000; on or before May 31, 2024, $375,000; on or before June 30, 2024, $375,000; on or before July 31, 2024, $375,000. Further, the Third Amendment provides that in consideration of modifying the payment schedule, the Seller will receive 15,000 shares of the Company, the payment terms will be reviewed in 60 days and any modifications will be mutually agreed upon.

The foregoing description of the Third Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached to this report as Exhibit 2.3 and is incorporated herein by reference.

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Amendment No 4 to the Membership Interest Purchase Agreement

On April 29, 2024, the Parties entered into an Amendment to the Membership Interest Purchase Agreement (the “Fourth Amendment”). The Fourth Amendment amends the Purchase Agreement to change Section 2.2 and the terms under which the Cash Purchase Price shall be paid. Under the Fourth Amendment, the Cash Purchase Price on March 8, 2024, 75,000, was paid; and the Cash Purchase shall be paid, without setoff or deduction, by wire transfer or immediately available United States funds on or before June 21, 2024, $150,000. Further, the Fourth Amendment provides the remaining payments will be deferred until 13 months from the date of signing this Amendment or the Company generates $400K in monthly revenue from the FinZeo products (after cost of sales only – no opex), and once either condition is met, the payment schedule will be a payment will be made every 30 days in the following amounts: $75,000; $375,000; $375,000; and $375,000.

The Fourth Amendment provides that in consideration of modifying the payment schedule the Seller will receive 50,000 Options of the Company with a strike price at the closing price of the date of the Fourth Amendment.

The foregoing description of the Fourth Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached to this report as Exhibit 2.4 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed on a Form 10-K filed with the Securities and Exchange Commission on April 1, 2024, on October 26, 2023, the Company completed acquisition of Alliance Partners. On October 31, 2023, the Company issued 1,000,000 shares of common stock valued at $2.44 per share to an entity owned by the Seller. In exchange for the shares, the Seller waived, cancelled, and forgave the long-term debt of FinZeo.

On May 2, 2024, the Board determined to cancel the 1,000,000 shares issued to the Seller’s entity and reissue an equal number of shares to the Seller.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Amendment to the Membership Interest Purchase Agreement, dated December 28, 2023, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva
2.2	Amendment to the Membership Interest Purchase Agreement, dated January 31, 2024, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva
2.3	Amendment to the Membership Interest Purchase Agreement, dated March 1, 2024, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva
2.4	Amendment to the Membership Interest Purchase Agreement, dated April 29, 2024, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: May 3, 2024	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

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